UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT MAY 1, 2009

ECOLOCAP SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51213	20-0909393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

740 Notre-Dame W.
Suite 1525, Montreal, Quebec, Canada
H3C 3X6
(Address of principal executive offices)

(514) 876-3907
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01:  Entry into a Material Definitive Agreement.

Effective as of May 01, 2009, we entered into an Investors Relations Service Agreement (the “Agreement”) with RMN Consulting LLC (“RMN”) to provide us with services including but not limited to prepare a report on us, produce a profile page and display the information on the various internet properties it owns, write updates about us when newsworthy events occur and disseminate the updates to the various databases and internet properties of RMN and handle part of our media relations, shareholder and investor communications.

The Agreement has a one year term, and for its services RMN will be receiving two hundred and fifty thousand restricted shares of our common stock.   Our Board of Directors has ratified the execution of the Agreement as of June 18, 2009.

 Item 9.01: Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

10.1	Consulting Agreement by and between Ecolocap Solutions Inc. and RMN Consulting LLC dated as of May 1, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2009

ECOLOCAP SOLUTIONS INC.

By:	CLAUDE PELLERIN
Claude Pellerin
Secretary

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